Exhibit 21

                        ALBERTSON'S, INC. & SUBSIDIARIES




ALBERTSON'S, INC.

  Incorporated State:        Delaware

ABS FINANCE CO., INC.

  Incorporated State:        Delaware

ABS INSURANCE LTD.

  Incorporated State:        Bermuda

ACME MARKETS, INC.

  Incorporated State:        Delaware

ADVANTAGE STORES, INC.

  Incorporated State:        California

ALBERTSON'S LIQUORS, INC.

  Incorporated State:        Wyoming

ALBERTSON'S REALTY, INC.

  Incorporated State:        Idaho

ALBERTSONS STORES CHARITABLE FOUNDATION

  Incorporated State:        Idaho

AMERICAN DRUG STORES, INC.

  Incorporated State:        Illinois

AMERICAN FOOD AND DRUG, INC.

  Incorporated State:        Delaware

AMERICAN PARTNERS, L.P.

  Incorporated State:        Indiana

AMERICAN PROCUREMENT AND LOGISTICS COMPANY

  Incorporated State:        Delaware

AMERICAN STORES CHARITABLE FOUNDATION

  Incorporated State:        Utah

AMERICAN STORES COMPANY

  Incorporated State:        Delaware

AMERICAN STORES PROPERTIES, INC.

  Incorporated State:        Delaware

AMERICAN STORES PROPERTIES, INC. - ONE

  Incorporated State:        Delaware



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AMERICAN STORES REALTY COMPANY, LLC

  Incorporated State:        Delaware

APLC PROCUREMENT, INC.

  Incorporated State:        Utah

ASC MEDIA SERVICES, INC.

  Incorporated State:        Utah

ASC PHARMACY, INC.

  Incorporated State:        Delaware

BERYL AMERICAN CORPORATION

  Incorporated State:        Vermont

CAL-PHARM, INC.

  Incorporated State:        California

FOOD BASKET

  Incorporated State:        California

GOOD SPIRITS, INC.

  Incorporated State:        Texas

GRETNA PROPERTIES, INC.

  Incorporated State:        Louisiana

HEALTH 'n' HOME CORPORATION

  Incorporated State:        Delaware

HODISCO, INC.

  Incorporated State:        Texas

JETCO PROPERTIES, INC.

  Incorporated State:        Delaware

JEWEL COMPANIES, INC., a 1985 Delaware Corporation

  Incorporated State:        Delaware

JEWEL FOOD STORES, INC.

  Incorporated State:        New York

JEWEL OSCO SOUTHWEST, INC.

  Incorporated State:        Illinois

JIM DANDY MARKETS

  Incorporated State:        California

JOAH, INC.

  Incorporated State:        Delaware


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KASCO AUTOMOTIVE PRODUCTS

  Incorporated State:        California

LS HOLDINGS, INC.

  Incorporated State:        Delaware

LUCKY STORES PROPERTIES, INC.

  Incorporated State:        Delaware

LUCKY STORES, INC. (DE)

  Incorporated State:        Delaware

LUCKY STORES, INC. (FL)

  Incorporated State:        Florida

LUCKY STORES, INC. (NV)

  Incorporated State:        Nevada

MFC-LIVONIA PROPERTIES, INC.

  Incorporated State:        Delaware

OAKBROOK BEVERAGE CENTERS, INC.

  Incorporated State:        Illinois

ORDISCO, INC.

  Incorporated State:        California

OSCO DRUG OF MASSACHUSETTS, INC.

  Incorporated State:        Massachusetts

OSCO DRUG OF TEXAS, INC.

  Incorporated State:        Delaware

SAV-ON REALTY, INC.

  Incorporated State:        Delaware

SCOLARI'S STORES, INC.

  Incorporated State:        California

SEESSEL HOLDINGS, INC.

  Incorporated State:        Tennessee

SHORTCO, INC.

  Incorporated State:        Texas

SMITTY'S SUPER MARKETS, INC.

  Incorporated State:        Missouri


                                     Page 3
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SUNRICH MERCANTILE CORP.

  Incorporated State:        California

U.S. SATELLITE CORPORATION

  Incorporated State:        Utah


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